Certification Pursuant to 18 U.S.C. § 1350
(Section 906 of Sarbanes-Oxley Act of 2002)

Calypso Wireless, Inc.
In connection with the Annual Report of Calypso Wireless, Inc. (the “Company”) on Form 10-KSB for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George Schilling, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Calypso Wireless, Inc. and will be retained by Calypso Wireless, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 5, 2005

By:/s/ George Schilling George Schilling President and Chief Executive Officer

Certification Pursuant to 18 U.S.C. § 1350
(Section 906 of Sarbanes-Oxley Act of 2002)
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Calypso Wireless, Inc.
In connection with the Annual Report of Calypso Wireless, Inc. (the “Company”) on Form 10-KSB for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John W. Stump, III, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Calypso Wireless, Inc. and will be retained by Calypso Wireless, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 5, 2005

By:/s/ John W. Stump, III John W. Stump, III Chief Financial Officer